UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

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MUTUAL FUND AND VARIABLE INSURANCE TRUST
(Name of Registrant as Specified in Its Charter)

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Mutual Fund and Variable Insurance Trust

36 N. New York Ave.

Huntington, NY 11743

February 28, 2018

Dear Shareholders,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to (1) the approval of a new management agreement between Rational Advisors, Inc. and Mutual Fund and Variable Insurance Trust (the “Trust”) on behalf of the Rational Hedged Return Fund (the “Fund”); and (2) the appointment of Warrington Asset Management, LLC as the new investment sub-adviser to the Fund.

As described in the enclosed Information Statement, the Board of Trustees of the Trust has approved a new management agreement, which was also approved by written consent of shareholders representing a majority of shareholders of the Fund, on the terms described herein. Additionally, as described in the enclosed Information Statement, the Board of Trustees of the Trust has approved Warrington Asset Management, LLC as an investment sub-adviser to the Fund, and has approved a sub-advisory agreement with Warrington Asset Management, LLC, on the terms described herein.

As always, please feel free to contact the Fund at 1-800-253-0412 with any questions you may have.

Jerry Szilagyi

President

Mutual Fund and Variable Insurance Trust

MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Hedged return Fund

February 28, 2018

36 N. New York Ave.

Huntington, NY 11743

INFORMATION STATEMENT

This information Statement is being provided to the shareholders of the Rational Hedged Return Fund (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (“MFVIT” or the “Trust”). This Information Statement is in lieu of a proxy statement. On December 4, 2017, shareholders representing the majority of the outstanding voting securities of the Fund approved a new management agreement with Rational Advisors, Inc. This information statement is being provided to all shareholders to supply information about the terms of the new management Agreement. Additionally, pursuant to the terms of an exemptive order that Catalyst Capital Advisors, LLC, an affiliate of Rational Advisors, Inc., the Fund’s investment adviser (the “Adviser”) received from the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Order”). The Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees (the “Board of Trustees” or the “Board” or the “Trustees”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order provided the Fund is managed by Catalyst Capital Advisors, LLC (or any entity controlling, controlled by or under common control with Catalyst Capital Advisors, LLC, such as the Adviser and complies with the terms and conditions set forth in the application for the Order.

At an in person meeting held on August 25, 2017, the Board, made up entirely of Independent Trustees, considered and approved (1) a new management agreement (the “New Management Agreement”) with the Adviser with respect to the Fund; and (2) Warrington Asset Management, LLC (the “Sub-Adviser”) to serve as a sub-adviser to the Fund. At that time, both the New Management Agreement in substantially the form attached hereto as Exhibit A and a sub-advisory agreement between the Adviser and Sub-Adviser, with respect to the Fund (the “Sub-Advisory Agreement”) in substantially the form attached hereto as Exhibit B were each approved by the Board. Both the New Management Agreement and the Sub-Advisory agreement with Sub-Adviser became effective December 5, 2017, which was when the Sub-Adviser commenced providing sub-advisory services to the Fund.

This Information Statement is being supplied to shareholders, in part, to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about March 1, 2018 to the Fund’s shareholders of record as of January 29, 2018 (the “Record Date”). This Information Statement describes the New Management Agreement and the Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 1,167,983.470 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s annual or semi-annual report, please contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational Hedged Return Fund.

I.	BACKGROUND

MFVIT is an open-end investment management company, consisting of several series, each commonly known as a “mutual fund,” and each fund sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed June 23, 2006, with the Secretary of State of Delaware, and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund represents a series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers than the other series of the Trust.

The Adviser is located at 36 N. New York Avenue, 2nd Floor, Huntington, NY 11743. Pursuant to the New Management Agreement with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies and restrictions. The Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board, for the purpose of managing the investment of all or a portion of the assets of the Fund. Pursuant to the New Management Agreement, the Adviser receives a fee paid monthly at the annual rate of 1.75% of the Fund's average daily net assets. Jerry Szilagyi, President of the Adviser and the Trust, is deemed to control the Adviser because he owns a majority of its voting shares. Mr. Szilagyi’s principal occupation is serving as President of Catalyst Capital Advisors, LLC. David S. Miller, the Chief Investment Officer of the Adviser is a significant holder of the Adviser’s voting shares because he owns at least 10% of such shares. Additionally, the Jerry J. Szilagyi 2015 Family Trust owns at least 10% of such shares. The address of the preceding persons and the entity is c/o Rational Advisors, Inc., 36 N. New York Avenue, 2nd Floor, Huntington, NY 11743.

The Fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage the Fund’s assets. Section 15(a) of the 1940 Act generally requires the shareholders of a mutual fund to approve an agreement pursuant to which a person serves as the investment adviser or sub-adviser for the mutual fund. As indicated above, Catalyst Capital Advisors, LLC (or any entity controlling, controlled by or under common control with Catalyst Capital Advisors, LLC, such as the Adviser) has obtained an Order that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund, and supervises and monitors the performance of each sub-adviser. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

II.	NEW MANAGEMENT AGREEMENT AND OLD MANAGEMENT AGREEMENT

In connection with a change in the Fund’s investment objective, material changes to the Fund’s investment strategies, and the addition of the Sub-Adviser, the Adviser proposed an increase in the management fee from an amount equal to 0.75% of the Fund’s average daily net assets to an amount equal to 1.75% of the Fund’s average daily net assets. In addition, the Adviser proposed to terminate the Fund’s prior expense limitation agreement with the Adviser providing for the waiver of fees and/or reimbursement of expenses of the Fund by the Adviser to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; acquired fund fees and expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) (“Net Expenses”) at 1.00%, 1.25% and 2.00% for Class I shares, Class A shares and Class C shares, respectively. The Adviser also proposed that a new expense limitation agreement will go into effect upon the termination of the old management agreement. The new expense limitation agreement provides for the waiver of fees and/or reimbursement of expenses of the Fund by the Adviser to the extent necessary to limit Net Expenses to 1.99%, 2.24% and 2.99% for Class I shares, Class A shares and Class C shares, respectively.

The prior (or old) management agreement was most recently approved by shareholders on December 29, 2015. The New Management Agreement is identical to the old management agreement except for date of execution, initial term and fee structure. The New Management Agreement was approved by the Board on August 25, 2017 and approved by shareholder written consent on December 5, 2017.

The New Management Agreement states that the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies and restrictions. The Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board, for the purpose of managing the investment of all or a portion of the assets of the Fund. The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Management Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the New Management Agreement can be terminated on not more than 60 days’ notice by the Adviser given to the Fund. The New Management Agreement provides that the Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Exhibit A. You should read the agreement. The description in this Information Statement of the New Management Agreement is only a summary.

Management Agreement Fee Comparison

The tables below compare shareholder and Fund fees under the New Management Agreement to the old management agreement, assuming the New Management Agreement had been effective during the Fund's fiscal year ended December 31, 2016. The table describing the new management fee assumes that the expense limits associated with the New Management Agreement were in place rather than the expense limits associated with the old management agreement. For the fiscal year ended December 31, 2016, the Adviser earned management fees of $58,367, which represents 0.75% as a percentage of the Fund’s average daily net assets. However, the Adviser waived all these fees and also reimbursed the Fund certain expenses pursuant to an expense limitation agreement. Had the New Management Agreement, as well as the new related expense limitation agreement been in place for the fiscal year ended December 31, 2016, the Adviser would have earned $136,190, all of which would have been waived. The Adviser would also have reimbursed the Fund certain expenses. The pro forma fee increase of $77,823 represents a 133% increase. Net of waivers, there was no difference between actual and pro forma fees. During the fiscal year ended December 31, 2017, the Adviser earned $29,210, which represents a blend of the old and new fee schedule. All of these fees were waived pursuant to the old and new expense limitation agreements. The Adviser also reimbursed the Fund certain expenses. Had the New Management Agreement, as well as the new related expense limitation agreement been in place for the fiscal year ended December 31, 2017, the Adviser would have earned $58,237, all of which would have been waived. The Adviser would also have reimbursed the Fund certain expenses. The pro forma fee increase of $29,026 represents a 99% increase. Net of waivers, there was no difference between actual and pro forma fees.

Old Management Fees

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	1.86%	1.86%	1.61%(3)
Acquired Fund Fees and Expenses(4)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.65%	2.90%	3.40%(3)
Fee Waivers and/or Expense Reimbursements(5)	(1.61)%	(1.61)%	(1.36)%(3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.04%	1.29%	2.04%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge of 1.00% if the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.
(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Restated to reflect expenses expected to be incurred during the current fiscal year.
(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(5)	The Fund’s investment adviser, Rational Advisors, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25% and 2.00% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$106	$670	$1,261	$2,864
Class A Shares	$600	$1,185	$1,795	$3,435
Class C Shares – no redemption	$207	$918	$1,653	$3,594
Class C Shares – with redemption	$307	$918	$1,653	$3,594

New Management Fees

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	1.86%	1.86%	1.61%(3)
Acquired Fund Fees and Expenses(4)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	3.65%	3.90%	4.40%(3)
Fee Waivers and/or Expense Reimbursements(5)	(1.62)%	(1.62)%	(1.37)%(3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.03%	2.28%	3.03%
(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge of 1.00% if the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.
(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Restated to reflect expenses expected to be incurred during the current fiscal year.
(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(5)	The Fund’s investment adviser, Rational Advisors, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.99%, 2.24% and 2.99% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$206	$968	$1,750	$3,801
Class A Shares	$793	$1,556	$2,337	$4,364
Class C Shares – no redemption	$306	$1,209	$2,122	$4,455
Class C Shares – with redemption	$406	$1,209	$2,122	$4,455

IV.	BOARD CONSIDERATIONS IN APPROVING THE NEW MANAGEMENT AGREEMENT

In connection with a regular meeting held on August 25, 2017, the Board of Trustees of the Trust, including a majority of the Independent Trustees, discussed the approval of the New Management Agreement. In considering the proposed New Management Agreement, the Board received materials specifically relating to the New Management Agreement. The Board Members were assisted by independent legal counsel throughout the Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Management Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Management Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the Adviser’s 15(c) Response, which provided an overview of the services to be provided by the Adviser. The Board discussed the firm’s key personnel, operations, and compliance program. The Trustees considered that the Adviser is responsible for monitoring sub-advisor performance and compliance with legal standards as well as compliance in trading within the Fund’s investment strategy. The Trustees noted the Adviser’s record serving as investment adviser and its experience overseeing sub-advisers to other series of the Trust. The Trustees further noted the Adviser’s strong compliance program and the Trust’s CCO’s frequent communications with the Adviser’s CCOs. After further discussion and review of the Adviser’s 15c Responses, the Trustees concluded that the Adviser will continue to provide an acceptable level of services to the Fund.

Performance. With respect to performance, the Trustees noted that the sub-adviser would be primarily responsible for the day-to-day management of the Fund’s portfolio. The Board then discussed the performance of other funds advised by the Adviser and their experience with the Adviser as an investment adviser to the other funds in the Trust, and the Trustees concluded that there is a reasonable basis to believe that the Adviser will achieve positive returns to shareholders of the Fund based on the qualifications of the Adviser’s management team and ability to oversee and work with sub-advisers.

Fees and Expenses. As to the costs of the services to be provided by the Adviser, the Board reviewed and discussed the advisory fee and total operating expenses of the Fund as compared to its peer group and Morningstar category. The Board noted that the proposed advisory fee of 1.75% was higher than the average fee of the peer group and Morningstar category but within high/low range of fees of the peer group and Morningstar category. The Trustees also noted the proposed net expense ratio of 2.24% (Class A shares) was higher than the average expenses of the peer group and Morningstar category but within the high/low range of fees of the peer group and Morningstar category. The Board concluded that based on the Adviser’s experience and expertise with similar strategies and the services to be provided in connection with the new high volume option trading strategy, the proposed advisory fee is not unreasonable.

The Trustees then discussed the allocation of management fees between the Adviser and the proposed sub-adviser relative to their respective duties and other factors, and agreed, based on the Adviser’s belief that the proposed sub-adviser can capably manage the Fund and meet performance expectations, that the allocation of the fee between the Adviser and the proposed sub-adviser was appropriate.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and noted the Adviser anticipates a loss in connection with its relationship with the Fund over the next 24 months. After discussion, the Trustees agreed that excessive profitability for the Adviser was not a concern.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees noted that economies of scale were not anticipated to be reached during the initial period of the New Management Agreement, and agreed that the matter of economies of scale would be revisited as the size of the Fund materially increases.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the management fee, and as assisted by the advice of Counsel, the Trustees concluded that the management fee is appropriate.

V.       THE SUB-ADVISORY AGREEMENT

At the August 25, 2017 in-person meeting, the Board approved the hiring of the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement between the Adviser and Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Adviser separately pays the Sub-Adviser a monthly fee equal to fifty percent (50%) of the net advisory fees paid to the Adviser by the Fund on new assets received by the Fund on or after the effective date of the Sub-Advisory Agreement. The “net advisory fee” is defined as the gross management fees earned by the Adviser from the Fund less expenses the Fund incurs that are allocated and subtracted from the gross management fees. For such compensation, the Sub-Adviser will, at its expense, continuously furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and placed all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determine.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Sub-Advisory Agreement can be terminated on not more than 60 days’ notice by the Sub-Adviser given to the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Sub-Advisory Agreement is attached as Appendix B. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreement is only a summary.

Sub-Adviser

Warrington Asset Management, LLC, located at 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646, has been approved as a sub-adviser to the Fund. The Sub-Adviser is a Delaware limited liability company, is registered as an investment advisor under the Investment Advisers

Act of 1940, and is an independent asset management firm. Founded in 1997, the Sub-Adviser also provides investment management services as the commodity trading advisor to private pooled investment vehicles and to separate commodity trading accounts for certain qualified investors.

Below is the name and principal occupation of each principal executive officer or director of the Sub-Adviser. The business address for each person listed below is 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646.

Name	Title & Principal Occupation
Scott Kimple	Portfolio Manager
Mark Adams	Assistant Portfolio Manager
Greg Fomin	COO/CCO

IV.       CURRENT AND PRO FORMA FEES

Because the Sub-Adviser’s fees will be paid from the management fee paid to the Adviser under the Advisory Agreement, the Fund’s fees and expenses are not changed by the Sub-Advisory Agreement. Therefore, no comparative expense tables are presented.

VI.	BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT

In connection with a regular meeting held on August 25, 2017, the Board of Trustees of the Trust, including a majority of the Independent Trustees, discussed the approval of the Sub-Advisory Agreement. In considering the proposed Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. The Board Members were assisted by independent legal counsel throughout the Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement:

Nature, Extent and Quality of Services. The Trustees next considered that Warrington will be responsible for day to day investment activities of the Fund, as well as for monitoring the Fund’s compliance both with legal standards and trading within the Fund’s investment strategy. The Board considered the extensive option trading experience of Warrington personnel servicing the Fund and the strong qualifications of Warrington’s chief compliance officer. After further discussion, the Trustees concluded that it is not unreasonable to expect that the sub-advisor will provide a level of service consistent with the Advisor’s and the Board’s expectations.

Performance. The Trustees then considered Warrington’s performance for other accounts it manages as compared to Barclay CTA Index for the 1, 5 and since inception periods. The Board noted that the accounts managed by Warrington outperformed the Barclay CTA index for each of the periods reported. After further discussion, the Trustees concluded that it is not unreasonable to expect that the sub-advisor’s performance in managing the Real Strategies Fund will be positive for its shareholders.

Fees and Expenses. As to the costs of the services to be provided by Warrington, the Board discussed the sub-advisory fee payable to Warrington relative to the advisory fee noting that Warrington will be paid a sub-advisory of 0.50% of the net management fee, and that Rational, not Real Strategies Fund, would be responsible for the payment of such fee. The Trustees further noted that the management fees currently charged by Warrington for other accounts range from 1.5% plus 15% performance allocation, up to 2% management fee plus 20% performance allocation, and that such fees are well above the sub-advisory fee it will earn as sub-advisor to the Real Strategies Fund. The Trustees were pleased that the Advisor had negotiated a competitive sub-advisory fee for the Real Strategies Fund, which would benefit its shareholders. The Trustees concluded that the proposed sub-advisory fee was not unreasonable.

Profitability. As to profitability, the Trustees discussed the total fees expected to be paid to Warrington. The Trustees reviewed a profitability analysis that was provided and noted that Warrington projects a loss from its services to Real Strategies Fund over the first twelve months, and during the second year depending on growth in assets. The Trustees concluded that excessive profitability from the sub-advisor’s relationship with the Real Strategies Fund is not a concern at this time.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the New Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the sub-advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the Sub-Advisory Agreement was in the best interests of the Real Strategies Fund and its shareholders.

VII.       OTHER MATTERS

Security Ownership of Management and Certain Beneficial Owners. As of January 29, 2018 the only shareholders known to the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund or a class of shares are listed below. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

Name & Address	Shares	Percentage of Class
Class A Shares
Charles Schwab & Co Inc. Attn Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105	35,024.9010	39.36%

Class C Shares
Jerry & Isobel Szilagyi 5 Abbington Drive Huntington, NY 11743	205.6820	100.00%

Institutional Shares
The Kimple 2009 Trust 200 Crescent Court STE 520 Dallas, TX 75201	606,720.7840	56.24%*
NFS LLC FEBO/Huntington National Bank 7 Easton Oval EA4E70 Columbus, OH 43219	332,035.4340	30.78%*

*May be deemed to control the Fund.

As of January 29, 2018, the Trustees and officers of the Trust, individually and as a group, owned less than 1% the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s semi-annual or annual report, please contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational Hedged Return Fund.

Operation of the Fund. The Fund is a diversified series of the Mutual Fund and Variable Insurance Trust, an open-end investment management company organized as a Delaware statutory trust on June 23, 2006. The Trust’s principal offices are located at 17605 Wright Street, Suite 2, Omaha, NE 68130. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains the Adviser as Fund manager and investment adviser. Northern Lights Distributors, LLC (the “Distributor”), located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Omaha, Nebraska 68130, provides the Fund with transfer agent, accounting, and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743 and an affiliate of the Adviser (“MFund”) provides the Fund with certain management compliance and administrative services. During the fiscal year ended December 31, 2017, MFund earned fees of $7,128.72.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is being paid by the Trust.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational Hedged Return Fund. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated : February 28, 2018

Exhibit A

Note: The Management Agreement is in the form a master agreement with supplements included from time to time. The master agreement reflects the Trust’s prior name (The Huntington Funds, the Adviser’s prior name (Huntington Asset Advisors, Inc.) and the Fund’s prior name (Huntington Real Strategies Fund).

MANAGEMENT AGREEMENT

TO: Huntington Asset Advisors, Inc.

36 North New York Avenue

Huntington, New York 11743

Dear Sirs:

The Huntington Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company. The Trust currently offers several series of shares to investors.

You have been selected to act as the sole investment manager of the series of the Trust set forth on the Exhibit to this Agreement (each, a “Fund,” collectively, the “Funds”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1. ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust and in accordance with the Trust’s compliance policies and procedures, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with the Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2. USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and

Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act and the Trust is in compliance with the conditions of all such exemptions). Any such delegation shall not relieve you from any liability hereunder.

3. ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, without expense to the Funds, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Funds.

Each Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you. Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4. COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto. Such fee shall be accrued daily and payable monthly. For any period less than a full month during which this Agreement is in effect, the compensation payable to the Advisor hereunder shall be prorated accordingly to the proportion which such period bears to a full month.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5. EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion. The Funds and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Funds and you (and the sub-adviser), it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6. PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7. CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8. SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to a Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

The Trust and you acknowledge that all rights to the name “Rational” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Funds, the Trust’s right to the use of the name “Rational” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Rational” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

9. LIMITATION OF LIABILITY

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

The Trust may rely on information reasonably believed by the Trust to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither the Trust, its directors, officers, shareholders, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by you in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in connection with this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10. DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin upon the date of the closing of the sale of Huntington Asset Advisors, Inc. to Rational Capital LLC and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added pursuant to an Exhibit executed after the effective date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon the commencement of investment operations of the Fund and shall continue in effect for a period of two (2) years and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11. AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12. LIMITATION OF LIABILITY TO TRUST PROPERTY

It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Delaware.

13. SERVICES TO CONFORM WITH APPLICABLE LAWS AND TRUST DOCUMENTS

All functions undertaken by the Adviser hereunder shall at all times conform to, and be in accordance with, any requirements imposed by (1) the 1940 Act, and any rules and regulations promulgated thereunder; (2) any other applicable provision of law; (3) the Declaration of Trust of the Trust as amended from time to time; (4) the By-laws of the Trust as amended from time to time; and (5) the registration statements of the Trust as amended from time to time, filed under the Securities Act of 1933, as amended, and the 1940 Act.

14. SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

15. BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

16. QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Delaware.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

17. NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the designated address of the Trust is 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.

18. CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19. COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20. BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

21. CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Huntington Funds

Dated: January 1, 2016

By: /s/ Lisa K. Householder

Print Name: Lisa K. Householder

Title: President

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

Huntington Asset Advisors, Inc.

Dated: January 1, 2016 By: /s/ Jerry Szilagyi

Print Name: Jerry Szilagyi

Title: President

Exhibit A

Dated: January 1, 2016

As Amended: December 5, 2017

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Dividend Capture Fund	0.75%	0.70%	0.65%
Rational Risk Managed Emerging Markets Fund	1.00%	0.95%	0.90%
Rational Defensive Growth Fund	0.75%	0.70%	0.65%

Fund	Percentage of Average Daily Net Assets
Rational Strategic Allocation Fund	0.10%
Rational Dividend Capture VA Fund	0.75%
Rational Insider Buying VA Fund	0.75%
Rational Dynamic Momentum VA Fund	1.75%
Rational Iron Horse Fund	1.25%
Rational Dynamic Momentum Fund	1.75%
Rational Select Asset Fund	1.25%
Rational Income Opportunities Fund	1.50%
Rational NuWave Enhanced Market Opportunity Fund	1.75%
Rational Hedged Return Fund	1.75%

Mutual Fund and Variable Insurance Trust

By: /s/ Stephen Lachenauer

Print Name: Stephen Lachenauer

Title: Trustee

Date: December 4, 2017

Rational Advisors, Inc.

By: /s/ Jerry Szilagyi

Print Name: Jerry Szilagyi

Title: President

Date: December 4, 2017

Exhibit B

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, between Rational Advisors, Inc., an Ohio corporation (the “Adviser”), and Warrington Asset Management, LLC, a Delaware LLC (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to series of the Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (the “Trust”), pursuant to a Management Agreement dated as of January 1, 2016 (the “Management Agreement”);

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Rational Hedged Return Fund (the “Fund”), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1)	Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.
2)	Sub-Adviser’s Duties. Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s then-current Prospectus and Statement of Additional Information (together, the “Prospectus”) and subject to the following understandings:
(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

(b)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;
(c)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust’s declaration of trust, its by-laws and the Fund’s prospectus and with the reasonable instructions and directions of the Trust’s Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(d)	The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to paragraph heading: Execution of Purchase and Sale Orders below;
(e)	The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the adviser and the Trust’s Board of Trustees such periodic and special reports as the Adviser or the board may reasonably request;
(f)	The Sub-Adviser shall provide the Trust’s custodian and fund accountant on each business day with information about the Funds’ securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(g)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Funds’ fund accountant for assistance in obtaining price sources for securities held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Funds’ accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(h)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;
(i)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;
(j)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust’s chief compliance officer an annual written report regarding the sub- adviser’s compliance program.

3)	Custodian. The assets of the Fund shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser ‘s obligations in respect of the Fund.
4)	Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of Sub- Adviser’s overall management of the Fund. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s prospectus and statement of additional information.
5)	Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.
6)	Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub- Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion.

The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub- Adviser’s overall responsibilities with respect to the Funds and to accounts over which the Sub- Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds. The Sub-Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Funds, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Funds. The Sub-Adviser’s services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

7)	Books and Records. The Sub-Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.
8)	Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Funds (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.
9)	Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to fifty percent (0.50) of the net advisory fees paid by each Fund to the Adviser as described in the Prospectus. Net advisory fees are defined as management fees less fee waivers due to the expense caps. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub- Adviser’s fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.
10)	Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof (together, the “Sub-Adviser Affiliates”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part or on the part of any of the Sub- Adviser Affiliates in the performance of their duties or from reckless disregard of their obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser’s control or direction, even though paid by the Sub-Adviser.

11)	Duration and Termination. The term of this Agreement shall begin on the date and year the Sub-Adviser first provides investment advisory services to the Fund and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12)	Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub- Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.
13)	Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

14)	Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.
15)	Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.
16)	Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.
17)	Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Sub- Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association (“AAA”), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.
18)	Indemnification.
(a)	Adviser agrees to defend, indemnify and hold harmless Sub-Adviser and Sub-Adviser’s officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by Adviser.
(b)	Sub-Adviser agrees to defend, indemnify and hold harmless the Adviser and each of Adviser’s officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by Sub-Adviser.

Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

19)	Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20)	Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.
21)	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
22)	Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.
23)	Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.
24)	Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.
25)	Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Rational Advisors, Inc.	Warrington Asset Management

By: /s/ Jerry Szilagyi	By: /s/ Scott Kimple

Name: Jerry Szilagyi	Name: Scott Kimple
Title: Chief Executive Officer	Title: Portfolio Manager

Dated: as of November 6, 2017

Rational Hedged Return Fund

a series of Mutual Fund and Variable Insurance Trust

17605 Wright Street,

Omaha, NE 68130

1-800-253-0412

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Rational Hedged Return Fund (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of a sub-advisory agreement between the Fund’s investment adviser, Rational Advisors, Inc. (“Rational”), and Warrington Asset Management, LLC (the “Sub-Adviser”). At a meeting held on August 25, 2017, the Independent Trustees unanimously approved a sub-advisory agreement between Rational and the Sub-Adviser.

An affiliate of Rational, Catalyst Capital Advisors LLC, has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about March 1, 2018 to shareholders of record of the Fund as of January 29, 2018. The Information Statement will be available on the Trust’s website at http://rationalmf.com/literature-forms/ until at least June 1, 2018. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@rationalmf.com or toll-free at 1-800-253-0412.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.